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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 26, 2007


           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-F1
           ----------------------------------------------------------
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)




   Delaware                       333-130545                      13-3416059
---------------                  ------------                -------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




             250 Vesey Street
  4 World Financial Center, 10th Floor
            New York, New York                                        10080
----------------------------------------                            --------
(Address of principal executive offices)                            Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 Other Events.


     This Amendment No. 1 to the Report on Form 8-K of Merrill Lynch Mortgage Investors, Inc. amends and replaces Exhibit 4.1 to the 8-K filed on April 10, 2007.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.


   (a)   Not applicable.

   (b)   Not applicable.

   (c)   Not applicable.

   (d)   Exhibits:


         4.1 Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and HSBC Bank USA, National Association, as trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By: /s/ Paul Park
                                           ------------------------------
                                           Name:  Paul Park
                                           Title:  Authorized Signatory


Date: April 30, 2007
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                                  EXHIBIT INDEX

Exhibit No.                  Description                              Page No.
-----------                  -----------                              --------

4.1 Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and HSBC Bank USA, National Association, as trustee.